                                 T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                           Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                 April 30, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
EMERGING MARKETS STOCK FUND
---------------------------

* The past six months and year were rewarding for investors as emerging market stocks posted solid returns.

* The fund's performance over the 6- and 12-month periods ended April 30, 2000, far surpassed the benchmark index and Lipper average.

* Outstanding relative results were due to both stock selection and the fund's heavier exposure to robust markets.

*    We  shifted  part  of  the  portfolio  out  of   high-growth   stocks  into
     steady-growth   areas  expected  to  benefit  from  accelerating   regional
     economies.

* A combination of strong economic growth and reasonable stock valuations in emerging markets makes us optimistic about prospects for the rest of 2000.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------
     The six months ended April 30, 2000, were extremely rewarding for investors in emerging markets as most developing regions posted robust returns. The economic backdrop continued to improve almost universally, and economies that were in crisis just a short time ago rebounded impressively.

        ******************************************************************

        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 4/30/00                   6 Months        12 Months
        ---------------------                   --------        ---------
        Emerging Markets Stock Fund               33.75%           49.85%
        MSCI Emerging Markets
        Free Index                                13.87            22.11
        Lipper Emerging Markets
        Funds Average                             21.35            29.84

        ******************************************************************

     Your fund's returns for the 6- and 12-month periods shown in the table far outpaced the performance of the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Funds Avera ge. The fund's outstanding relative results were due primarily to stock selection in high-growth sectors that led the way. The major regional contributions to positive performance came from India, Israel, and Poland where we were overweighted versus the competition; our minimal exposure to the weak markets of South Africa and Greece also helped performance versus the benchmarks. Technology and software stocks propelled the Indian market higher, as did nonbank financial stocks.

     Poland enjoyed healthy economic growth and leadership from the information technology sector where we have significant positions. In South Africa, the weak rand and anemic economic growth were a drag on share prices. Our stock highlights were ICICI, an Indian financial stock, which more than doubled in price during the past six months, and Israeli pharmaceutical producer Teva Pharmaceutical Industries, whose earnings growth continues to accelerate. In Poland, Elektrim, the diversified telecom operator, rose strongly as cellular phone subscribers continued to exceed expectations.

     Russian industrial production rebounded more than 10% over 12 months, Brazil's fiscal situation is again manageable, and even Indonesia is once again experiencing growth. Commodity prices, led by oil, have risen and helped boost exports in many emerging countries. In line with trends in the developed world, stocks in the telecom, media, and technology sectors led emerging equity markets. However, some of the excitement in these areas started to fade in late March and early April as the U.S. Nasdaq Composite Index suffered a sharp correction. Over the period, we shifted about 6% of the portfolio out of these higher-growth areas into sectors offering steadier growth with reasonable valuations -- beverages, pharmaceuticals, and nonbank financials. We will remain vigilant on stock selection as emerging markets have become increasingly focused on a select group of winners, and bad news surrounding these companies is greeted savagely by investors.

            ***************************************************

      T. ROWE PRICE BECOMES SOLE OWNER OF INTERNATIONAL INVESTMENT MANAGER

               As an international investor, you may be aware that the T. Rowe Price international and global stock and bond funds have always been managed by Rowe Price-Fleming International, Inc., a joint venture formed in 1979 between T. Rowe Price Associates and London-based Robert Fleming Holdings, Limited.

               On April 11, 2000, T. Rowe Price announced an agreement to purchase the 50% of the joint venture owned by Flemings, thus becoming the sole owner of the management company. In due course, the name of Rowe Price-Fleming International will be changed to reflect its new status.

               The change in ownership structure will not affect the investment approach or operations of our international funds. We expect Rowe Price-Fleming's leadership and professional staff to remain in place, together with the substantial resources and expertise built up over the past 20 years. Likewise, there will be no change in the offices in London, Hong Kong, Tokyo, Singapore, Buenos Aires, Paris, and Baltimore.

               Under the U.S. securities laws, the assignment of the funds' investment management contract to a new entity is subject to shareholder approval. Accordingly, after the purchase is concluded later this year, we will set a date for a shareholder meeting and send you a proxy with voting information.

               The formation of Rowe Price-Fleming 20 years ago opened the way for T. Rowe Price to expand the investment services offered to shareholders and clients. As an integral part of T. Rowe Price, this very successful international investment manager will provide significant opportunities to enhance those services.

            ***************************************************

MARKET REVIEW
-------------
FAR EAST
     Asian markets were mixed. Stocks in India, Malaysia, and Taiwan were strongest, while weakness prevailed in Thailand, Indonesia, and the Philippines. In India the story remains largely defined by the thriving New Economy, led by the technology sectors based in Bangalore. Following sharp appreciation in tech stocks, we trimmed our positions in Zee Telefilms, the multimedia company with domi- nant Hindi language programming, as valuations looked stretched. Taiwan shares endured a roller-coaster ride thanks to the election in that country. Chen's election prompted concerns that tension with China would rise because of his stance favoring independence. However, he softened his position to some extent afterward, and the strong, liquidity-driven rally continued, primarily in technology stocks. Taiwan retains a leadership position in the semiconductor industry, a nd the firming of spot prices in this area certainly helped. In contrast, the Southeast Asian markets were generally sluggish. While economic growth is slowly picking up there, the regulatory environment has been slow to improve, and the level of bad debts in the banking system remains a significant problem. We remain underweighted in this area.

        **********************************************************

        MARKET PERFORMANCE
        ------------------
        (In U.S. Dollar Terms)
        Periods Ended 4/30/00         6 Months          12 Months
        ---------------------         --------           --------
        Argentina                        1.88%             -4.18%
        Brazil                          37.98              33.37
        Chile                           12.01               4.31
        China (Free)                   -20.71             -10.59
        Israel (Nondomestic)            89.22              85.69
        Malaysia (Free)                 24.04              68.11
        Mexico                          21.04              16.37
        Poland                          24.23              14.69
        South Africa                    -2.21               1.78
        Thailand                        -1.13             -13.75

        Source: RIMES Online, using MSCI indices.
        **********************************************************

LATIN AMERICA
-------------

     We increased our exposure to Latin America by 5% of the portfolio during the past six months. Markets in the region were generally strong, with BRAZILIAN stocks rising 38% and MEXICAN equities 21%. ARGENTINA was an exception as the market there was up less than 2%. Brazil was the main catalyst in the region as its fiscal position continued to improve and interest rates are falling. It is now hoped that the primary budget surplus will exceed 3% of GDP. Given Brazil's close trade ties to Argentina, where deflation seems to be end ing, the latter should also benefit. The Argentine stock market was given a boost when Telefonica de Espana offered to buy out minority holdings in its subsidiary TELEFONICA DE ARGENTINA.

     In Mexico, the picture remained positive. GDP continues to grow at more than 4% a year, helped by Mexico's strong trade ties to the U.S. An election is slated for June. Although past elections have prompted financial crises, that seems unlikely to happen this time with strong foreign investments flowing into the country and cash reserves in excess of $30 billion on hand. Consumer confidence is rising, which has triggered a sharp pickup in sales for beverage companies and in retail sales.

     We have a significant position in Grupo Sanborns. In the telecom area, Telefonos de Mexico, the largest holding in the portfolio, continues to enjoy dominant positions across all areas of the telecom market and yet still sells at only seven times cash flow.

EUROPE
------
                    ***************************************

     [Pie chart showing Latin America 27%, Far East 37%, Europe 16%, Africa and Middle East 14%, Other and Reserves 6%]

                    ***************************************

     The markets of Emerging Europe did well overall, with Russian stocks up sharply and the market in Poland advancing 24% despite a weak currency dragged down by the falling euro. In Russia the market rallied ahead of the March election of Vladimir Putin as president. While Putin has consolidated his power base and imposed some authoritarian measures, he has also taken some early steps to appoint well-known market reformers to his Cabinet. In addition, the economy is recovering with industrial production up more than 10% in a year, helped largely by strong oil prices. We have kept our position in LUKoil at more than 1% of the portfolio, but we are not inclined to raise it until clearer structural improvements are made in the economy. Telecom stocks look expensive relative to their peers in other markets, and financial reporting is poor across all sectors. In Poland, GDP growth exceeded 5% and consumer confidence is buoyant. One of our best-performing stocks here was Elektrim, the diversified telecom operator whose mobile phone penetration is now over 10% of the market. One concern we have is the current account deficit, now more than 7.5% of GDP. For now we are relaxed about it as foreign investments help finance this deficit, and much of the growth in imports is in capital equipment rather than consumer goods.

     The markets were mixed in the Mediterranean region, as the market in Turkey exploded late in 1999 before fading this year, and stocks in Greece were weak. In Turkey, an IMF stabilization policy drove bond prices higher and yields down from over 80% to 40%. We eliminated our positions in Akbank and Sabanci. We remained underweighted in Greece, since stock valuations were too high following a rally. However, we retained our holdings in Hellenic Telecommunications and Antenna TV. Antenna looks attractive compared with other global TV operators, and we believe the low valuation of its share price is unjustified given the company's unrivaled library of Greek language programs and advertising leadership.

AFRICA AND MIDDLE EAST
----------------------

************************************************************************
INDUSTRY DIVERSIFICATION
------------------------
                                      Percent of Net Assets
                                       10/31/99    4/30/00
                                       --------    -------
    Services                            36.8%       37.3%
    Capital Equipment                   15.0        17.7
    Finance                             17.6        16.6
    Consumer Goods                      17.2        11.9
    Energy                               5.2         5.1
    Multi-industry                       1.3         2.0
    All Other                            3.6         3.6
    Reserves                             2.5         5.1
    Other Assets Less Liabilities        0.8         0.7

    Total                              100.0%      100.0%
************************************************************************

     Israeli stocks powered ahead, rising 89% during the six-month period. Inflation fell to very low levels and the technology and pharmaceutical sectors were solid performers. Orbotech, the global leader in the testing of printed circuit boards and flat panel displays, delivered robust results. South Africa, however, was a disappointment as the stock market fell 2% in U.S. dollar terms, reflecting a 10% drop in the value of the rand versus the greenback. The economy moved out of recession, but recovery has been slow given the high level of consumer debt. The government made good strides in its fight to constrain inflation and also stood its ground against the unions when strikes were threatened. However, more structural reforms are needed to improve the poor level of worker productivity, and racial violence in nearby Zimbabwe has had a further dampening effect on the climate for stocks. We remain underweighted in this market, eliminated our position in Standard Bank, and trimmed back on M-Cell because of its high stock valuation.

OUTLOOK
-------
     Overall, the outlook for emerging markets remains extremely positive. Economic growth is accelerating, trade balances are far healthier following significant structural change in response to the recent crises, and stock valuations look reasonable in historical terms. As always, much depends on stock performance in developed markets, particularly the U.S.

     While the backdrop remains healthy, the more interesting question is which sectors will perform best. With growth reviving, we have shifted back somewhat into steady growth rather than high growth areas. We believe that in the emerging markets many of the telecom and media stocks still offer good growth at attractive prices. They will not be immune from further volatility in the U.S., particularly in the technology sphere, but a combination of steady growth and reasonable stock valuat ions for fundamentally sound companies makes us optimistic about prospects for the rest of the year.

Respectfully submitted,

/s/

Martin G. Wade
Chairman

/s/

John R. Ford
President
May 26, 2000

          ***************************************************
          NEW PRESIDENT OF T. ROWE PRICE INTERNATIONAL FUNDS
          --------------------------------------------------
          After more than 20 years as president of T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. John Ford has been associated with T. Rowe Price's international investment management arm since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

          Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                      Percent of
                                                      Net Assets
                                                         4/30/00
-------------------------------------------------------------------
  Telefonos de Mexico, Mexico                                4.9%
-------------------------------------------------------------------
  Samsung Electronics, South Korea                           4.3
-------------------------------------------------------------------
  Telebras, Brazil                                           3.6
-------------------------------------------------------------------
  China Telecom, Hong Kong                                   2.6
-------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing, Taiwan                 2.6
-------------------------------------------------------------------
  Yapi Kredi Bankasi, Turkey                                 2.2
-------------------------------------------------------------------
  Petrol Brasileiros, Brazil                                 2.1
-------------------------------------------------------------------
  Teva Pharmaceutical Industries, Israel                     1.9
-------------------------------------------------------------------
  Egypt Mobile Phone, Egypt                                  1.8
-------------------------------------------------------------------
  Grupo Televisa, Mexico                                     1.7
-------------------------------------------------------------------
  Dogan Yayin Holding, Turkey                                1.7
-------------------------------------------------------------------
  South Korea Telecom, South Korea                           1.7
-------------------------------------------------------------------
  Matav-Cable Systems Media, Hungary                         1.5
-------------------------------------------------------------------
  Orbotech, Israel                                           1.5
-------------------------------------------------------------------
  ICICI, India                                               1.5
-------------------------------------------------------------------
  United Micro Electric, Taiwan                              1.5
-------------------------------------------------------------------
  Antenna TV, Greece                                         1.5
-------------------------------------------------------------------
  Elektrim, Poland                                           1.4
-------------------------------------------------------------------
  Housing Development Finance, India                         1.3
-------------------------------------------------------------------
  HonHai Precision, Taiwan                                   1.2
-------------------------------------------------------------------
  LUKoil, Russia                                             1.2
-------------------------------------------------------------------
  Powerchip Semiconductors, Taiwan                           1.2
-------------------------------------------------------------------
  Korea Telecom, South Korea                                 1.2
-------------------------------------------------------------------
  Global Tele-Systems, India                                 1.1
-------------------------------------------------------------------
  Zee Telefilms, India                                       1.1
-------------------------------------------------------------------
  Total                                                     48.3%

  Note: Table excludes reserves.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

          MSCI Emerging Markets    Lipper Emerging Markets     Emerging Markets
Date           Free Index                Funds Average             Stock Fund
----      ---------------------    -----------------------     ----------------
3/31/95          10,000                    10,000                    10,000
4/95             10,449                    10,389                    10,460
4/96             11,951                    12,109                    12,131
4/97             12,464                    13,171                    12,888
4/98             10,652                    12,311                    12,828
4/99              9,567                    10,165                    10,375
4/00             11,682                    12,932                    15,547

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                Since  Inception
Periods Ended 4/30/00            1 Year  3 Years   5 Years  Inception       Date
---------------------            ------  -------   -------  ---------       ----
Emerging Markets Stock Fund      49.85%    6.45%     8.25%    9.07%      3/31/95

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------                             Unaudited
For a share outstanding throughout each period

    Financial Highlights

                         6 Months      Year                             3/31/95
                            Ended     Ended                             Through
                          4/30/00  10/31/99 10/31/98  10/31/97 10/31/96 10/31/95
NET ASSET VALUE
Beginning of period      $ 11.08    $ 7.95  $ 11.08  $  11.59  $ 10.48  $ 10.00
--------------------------------------------------------------------------------
Investment activities
Net investment
income (loss)               0.01     (0.01)*   0.05*     0.02*    0.02*    0.02*
Net realized and
unrealized gain (loss)      3.72      3.18    (3.06)    (0.23)    1.08     0.44
--------------------------------------------------------------------------------
Total from
investment activities       3.73      3.17    (3.01)    (0.21)    1.10     0.46
--------------------------------------------------------------------------------
Distributions
Net investment income          -     (0.04)       -     (0.04)   (0.01)      -
Net realized gain              -         -    (0.15)    (0.30)       -       -
--------------------------------------------------------------------------------
Total distributions            -     (0.04)   (0.15)    (0.34)   (0.01)      -
--------------------------------------------------------------------------------
Redemption fees added
to paid-in-capital          0.01         -     0.03      0.04     0.02     0.02
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period             $ 14.82  $  11.08  $  7.95  $  11.08  $ 11.59  $ 10.48

Ratios/Supplemental Data
Total return**             33.75%    40.08%* (27.31)%*  (1.60)%* 10.69%*  4.80%*
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets       1.49%+    1.75%*   1.75%*    1.75%*   1.75%* 1.75%+*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                  0.14%+   (0.14)%*  0.46%*    0.21%*   0.44%* 0.54%+*
--------------------------------------------------------------------------------
Portfolio turnover rate     50.6%+    59.0%    54.5%     84.3%    41.7%  28.8%+
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)            $182,832  $108,418  $69,752 $119,285 $67,896  $14,399
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/01.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
Unaudited                                                      April 30, 2000
                                                           In thousands
PORTFOLIO OF INVESTMENTS                                 Shares      Value

ARGENTINA  1.4%
Common Stocks  1.4%
Banco Frances del Rio de la Plata ADR (USD)               22,960  $    453
---------------------------------------------------------------------------
Banco Rio de la Plata (Class B) ADR (USD)                 32,630       453
---------------------------------------------------------------------------
PC Holdings                                              245,065       373
---------------------------------------------------------------------------
Telecom Argentina (Class B) ADR (USD)                     41,240     1,152
---------------------------------------------------------------------------
Telefonica de Argentina (Class B) ADR (USD)                2,220        78
---------------------------------------------------------------------------
Total Argentina (Cost $3,271)                                        2,509
---------------------------------------------------------------------------

BRAZIL  10.3%
Common Stocks  6.5%
Companhia Vale do Rio Doce ADR (USD)                      40,000       998
---------------------------------------------------------------------------
Embratel Participacoes ADR (USD)                          53,700     1,208
---------------------------------------------------------------------------
Pao de Acucar GDR (USD)                                   53,418     1,523
---------------------------------------------------------------------------
Tele Centro Sul Participacoes ADR (USD)                    2,302       147
---------------------------------------------------------------------------
Tele Norte Leste Participacoes ADR (USD)                   8,601       153
---------------------------------------------------------------------------
Telebras ADR (USD)                                        55,380     6,545
---------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo ADR (USD)                    7,379       186
---------------------------------------------------------------------------
Telesp Celular                                            10,000       441
---------------------------------------------------------------------------
Unibanco GDR (USD)                                        26,000       648
---------------------------------------------------------------------------
                                                                    11,849
---------------------------------------------------------------------------
Preferred Stocks  3.8%
Banco Itau                                            24,054,600     1,798
---------------------------------------------------------------------------
Brahma                                                   916,141       665
---------------------------------------------------------------------------
Cia Energetica Minas Gerais                           35,116,123       535
---------------------------------------------------------------------------
Petrol Brasileiros                                    16,409,000     3,909
---------------------------------------------------------------------------
                                                                     6,907
---------------------------------------------------------------------------
Total Brazil (Cost $18,996)                                         18,756
---------------------------------------------------------------------------

CHILE==1.0%================================================================
Common Stocks  1.0%
Banco Santiago ADR (USD)                                  24,400       482
---------------------------------------------------------------------------
Compania de Telecomunicaciones de
     Chile (Class A) ADR (USD)                            13,955       258
---------------------------------------------------------------------------
Embotelladora Andina ADR (USD)                            16,358       190
---------------------------------------------------------------------------
Enersis ADS (USD)                                         48,147       897
---------------------------------------------------------------------------
Total Chile (Cost $2,253)                                            1,827
---------------------------------------------------------------------------

CHINA==0.5%================================================================
Common Stocks  0.5%
PetroChina (HKD)                                       5,610,000  $    872
---------------------------------------------------------------------------
Total China (Cost $922)                                                872
---------------------------------------------------------------------------

CROATIA==0.5%==============================================================
Common Stocks  0.5%
Pliva d.d. GDR (USD)                                      81,441     1,018
---------------------------------------------------------------------------
Total Croatia (Cost $1,329)                                          1,018
---------------------------------------------------------------------------

CZECH=REPUBLIC==1.1%=======================================================
Common Stocks  1.1%
Ceske Radiokomunikace                                     18,942       858
---------------------------------------------------------------------------
Komercni Banka                                            53,072     1,222
---------------------------------------------------------------------------
Total Czech Republic (Cost $1,638)                                   2,080
---------------------------------------------------------------------------

EGYPT==3.4%================================================================
Common Stocks  3.4%
Al Ahram Beverages S.A.E. (USD) *                        104,298     1,835
---------------------------------------------------------------------------
Egypt Mobile Phone *                                      86,274     3,289
---------------------------------------------------------------------------
Lakah Group (USD) *                                      163,678     1,142
---------------------------------------------------------------------------
Total Egypt (Cost $4,884)                                            6,266
---------------------------------------------------------------------------

ESTONIA==0.9%==============================================================
Common Stocks  0.9%
Eesti Telekom GDR (USD)                                   69,455     1,597
---------------------------------------------------------------------------
Total Estonia (Cost $1,539)                                          1,597
---------------------------------------------------------------------------

GREECE==2.2%===============================================================
Common Stocks  2.2%
Antenna TV ADR (USD) *                                   139,225     2,676
---------------------------------------------------------------------------
Hellenic Telecommunication                                63,476     1,429
---------------------------------------------------------------------------
Total Greece (Cost $3,904)                                           4,105
---------------------------------------------------------------------------

HONG=KONG==2.9%============================================================
Common Stocks  2.9%
China Telecom (Hong Kong)                                657,000  $  4,703
---------------------------------------------------------------------------
Legend Holdings                                          586,000       677
---------------------------------------------------------------------------
Total Hong Kong (Cost $1,578)                                        5,380
---------------------------------------------------------------------------

HUNGARY==2.9%==============================================================
Common Stocks  2.3%
EGIS *                                                    33,121     1,454
---------------------------------------------------------------------------
Magyar Tavkozlesi Rt.                                    413,621     2,833
---------------------------------------------------------------------------
                                                                     4,287
---------------------------------------------------------------------------
Preferred Stocks  0.6%
OTP Bank                                                  22,704     1,006
---------------------------------------------------------------------------
                                                                     1,006
---------------------------------------------------------------------------
Total Hungary (Cost $4,304)                                          5,293
---------------------------------------------------------------------------

INDIA==11.0%===============================================================
Common Stocks  11.0%
Apollo Hospitals                                          97,450       569
---------------------------------------------------------------------------
Britannia Industries                                      61,000       711
---------------------------------------------------------------------------
Cipla                                                     52,000     1,063
---------------------------------------------------------------------------
Global E-Com *                                            87,000       526
---------------------------------------------------------------------------
Global Tele-Systems                                       76,000     2,080
---------------------------------------------------------------------------
HCL Infosystems                                           48,000       396
---------------------------------------------------------------------------
HCL Technologies *                                         6,400       228
---------------------------------------------------------------------------
HDFC Bank *                                              134,000       757
---------------------------------------------------------------------------
Hindustan Lever                                           27,500     1,509
---------------------------------------------------------------------------
Housing Development Finance                              227,500     2,450
---------------------------------------------------------------------------
ICICI Limited                                            893,550     2,758
---------------------------------------------------------------------------
ICICI Bank Limited                                       180,520       979
---------------------------------------------------------------------------
ICICI Limited ADR(USD)                                     7,428       189
---------------------------------------------------------------------------
ITC                                                       92,800     1,212
---------------------------------------------------------------------------
Mahanagar Telephone                                      116,000       598
---------------------------------------------------------------------------
McDowell                                                 292,000       669
---------------------------------------------------------------------------
Pentafour Software                                        50,000       732
---------------------------------------------------------------------------
Ranbaxy Laboratories                                      43,000  $    601
---------------------------------------------------------------------------
Zee Telefilms                                            127,900     2,080
---------------------------------------------------------------------------
Total India (Cost $15,230)                                          20,107
---------------------------------------------------------------------------

ISRAEL==6.0%===============================================================
Common Stocks  6.0%
Bank Leumi                                               412,270       896
---------------------------------------------------------------------------
Check Point Software Technologies (USD)                    7,710     1,336
---------------------------------------------------------------------------
ECI Telecom (USD)                                         26,280       728
---------------------------------------------------------------------------
Elbit                                                     19,082       177
---------------------------------------------------------------------------
Formula Systems *                                         12,130       615
---------------------------------------------------------------------------
Matav Cable System                                        41,820       903
---------------------------------------------------------------------------
Orbotech (USD)                                            33,010     2,815
---------------------------------------------------------------------------
Teva Pharmaceutical Industries ADR (USD)                  78,750     3,460
---------------------------------------------------------------------------
Total Israel (Cost $7,800)                                          10,930
---------------------------------------------------------------------------

MEXICO==13.0%==============================================================
Common Stocks  13.0%
Cemex (Represents 2 Class A and 1 Class B shares)        242,540     1,050
---------------------------------------------------------------------------
Coca-Cola Femsa (Class L) ADR (USD)                       62,000     1,151
---------------------------------------------------------------------------
Femsa UBD
    (Represents 1 Class B and 4 Series D shares)         442,040     1,750
---------------------------------------------------------------------------
Gruma (Class B)                                           64,888        85
---------------------------------------------------------------------------
Grupo Elektra, Participating Certificates
    (Represents 1 Class L and 2 Class B shares)          706,000       690
---------------------------------------------------------------------------
Grupo Financiero Banamex *                               516,000     1,864
---------------------------------------------------------------------------
Grupo Financiero Bancomer *                            2,859,000     1,276
---------------------------------------------------------------------------
Grupo Industrial Maseca (Class B)                        311,000       144
---------------------------------------------------------------------------
Grupo Iusacell ADR (USD) *                                95,500     1,522
---------------------------------------------------------------------------
Grupo Modelo (Class C)                                   252,000       536
---------------------------------------------------------------------------
Grupo Sanborns *                                          94,200       162
---------------------------------------------------------------------------
Grupo Televisa GDR (USD) *                                50,000     3,172
---------------------------------------------------------------------------
Kimberly-Clark de Mexico (Class A)                       150,000       483
---------------------------------------------------------------------------
Organizacion Soriana                                      70,000       279
---------------------------------------------------------------------------
Telefonos de Mexico (Class L) ADR (USD)                  152,690     8,980
---------------------------------------------------------------------------
Wal-Mart de Mexico ADR (USD)                              30,113       705
---------------------------------------------------------------------------
Total Mexico (Cost $18,800)                                         23,849
---------------------------------------------------------------------------

PERU==0.2%=================================================================
Common Stocks  0.2%
Credicorp (USD)                                           10,560  $    112
---------------------------------------------------------------------------
Telefonica del Peru (Class B) ADR (USD)                   14,160       214
---------------------------------------------------------------------------
Total Peru (Cost $478)                                                 326
---------------------------------------------------------------------------

PHILIPPINES==0.3%==========================================================
Common Stocks  0.3%
La Tondena Distillers                                    318,000       212
---------------------------------------------------------------------------
San Miguel (Class B)                                     268,070       337
---------------------------------------------------------------------------
Total Philippines (Cost $955)                                          549
---------------------------------------------------------------------------

POLAND==3.0%===============================================================
Common Stocks  3.0%
Bank Slaski                                                9,654       583
---------------------------------------------------------------------------
Browary Zywiec                                             5,030       377
---------------------------------------------------------------------------
Computerland                                              32,288       672
---------------------------------------------------------------------------
Elektrim                                                 201,005     2,563
---------------------------------------------------------------------------
Europejski Fundusz Leasingowy GDR (USD) *                 44,279       844
---------------------------------------------------------------------------
Softbank                                                   9,018       383
---------------------------------------------------------------------------
Total Poland (Cost $5,533)                                           5,422
---------------------------------------------------------------------------

RUSSIA==1.2%===============================================================
Common Stocks  1.2%
LUKoil (USD)                                              24,351       367
---------------------------------------------------------------------------
LUKoil ADR (USD)                                          30,350     1,829
---------------------------------------------------------------------------
Total Russia (Cost $3,208)                                           2,196
---------------------------------------------------------------------------

SOUTH=AFRICA==4.6%=========================================================
Common Stocks  4.6%
ABSA Group                                               345,100     1,221
---------------------------------------------------------------------------
De Beers                                                  40,200       824
---------------------------------------------------------------------------
JD Group                                                  50,300       339
---------------------------------------------------------------------------
M-Cell                                                   253,400     1,357
---------------------------------------------------------------------------
Metropolitan Life                                      1,003,300     1,139
---------------------------------------------------------------------------
Rembrandt Group                                           37,000       287
---------------------------------------------------------------------------
Richemont Securities                                      37,530  $    919
---------------------------------------------------------------------------
Sanlam                                                 1,485,500     1,764
---------------------------------------------------------------------------
South African Breweries ADS (USD) *                       69,491       511
---------------------------------------------------------------------------
Total South Africa (Cost $8,912)                                     8,361
---------------------------------------------------------------------------

SOUTH=KOREA==10.4%=========================================================
Common Stocks  10.4%
Housing & Commercial Bank                                 42,380       726
---------------------------------------------------------------------------
Hyundai Electric Industries                               79,000     1,253
---------------------------------------------------------------------------
Korea Electric Power                                      33,000       966
---------------------------------------------------------------------------
Korea Telecom                                             22,800     1,557
---------------------------------------------------------------------------
Korea Telecom ADR (USD)                                   16,000       552
---------------------------------------------------------------------------
Korean Airlines                                           35,154       323
---------------------------------------------------------------------------
LG Chemicals                                              31,000       712
---------------------------------------------------------------------------
LG Information & Communications                           16,035     1,235
---------------------------------------------------------------------------
Opicom                                                    11,900       363
---------------------------------------------------------------------------
Samsung Electronics                                       29,405     7,949
---------------------------------------------------------------------------
Shinhan Bank                                              47,000       451
---------------------------------------------------------------------------
South Korea Telecom                                       11,390     3,028
---------------------------------------------------------------------------
Total South Korea (Cost $12,161)                                    19,115
---------------------------------------------------------------------------

TAIWAN==11.2%==============================================================
Common Stocks  11.2%
Acer Peripherals                                         101,000       418
---------------------------------------------------------------------------
Asustek Computer                                          92,000     1,019
---------------------------------------------------------------------------
Far East Textile                                         489,774       752
---------------------------------------------------------------------------
Hon Hai Precision *                                      232,800     2,245
---------------------------------------------------------------------------
Hon Hai Precision Industry (USD)                           5,936       166
---------------------------------------------------------------------------
Powerchip Semiconductors GDR (USD) *                      77,000     1,771
---------------------------------------------------------------------------
Powerchip Semiconductors                                 151,000       348
---------------------------------------------------------------------------
President Chain Store                                    317,514     1,131
---------------------------------------------------------------------------
Siliconware Precision Industries                         372,590       846
---------------------------------------------------------------------------
Synnex Technology International                           93,000       629
---------------------------------------------------------------------------
Systex                                                   226,800       990
---------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing                       728,540     4,691
---------------------------------------------------------------------------
United Microelectronics                                  801,650     2,712
---------------------------------------------------------------------------
Winbond Electronics GDR (144a) (USD)                      37,400     1,184
---------------------------------------------------------------------------
WYSE Technology Taiwan                                   331,000       714
---------------------------------------------------------------------------
Yageo                                                    243,000  $    396
---------------------------------------------------------------------------
Yageo GDS (USD)                                           49,000       398
---------------------------------------------------------------------------
Total Taiwan (Cost $12,990)                                         20,410
---------------------------------------------------------------------------

THAILAND==1.0%=============================================================
Common Stocks and Rights 1.0%
Bangkok Bank *                                           494,500       838
---------------------------------------------------------------------------
TelecomAsia                                              593,300       795
---------------------------------------------------------------------------
TelecomAsia, Rights *                                    187,357       136
---------------------------------------------------------------------------
Total Thailand (Cost $1,864)                                         1,769
---------------------------------------------------------------------------

TURKEY==4.4%===============================================================
Common Stocks  4.4%
Dogan Yayin Holding                                  129,247,581     3,118
---------------------------------------------------------------------------
Hurriyet Gazete                                       35,231,964       893
---------------------------------------------------------------------------
Yapi ve Kredi Bankasi                                126,957,187     4,049
---------------------------------------------------------------------------
Total Turkey (Cost $5,056)                                           8,060
---------------------------------------------------------------------------

VENEZUELA==0.6%============================================================
Common Stocks  0.6%
Compania Anonima Nacional Telefonos de Venezuela
    (Class D) ADR (USD)                                   40,935     1,187
---------------------------------------------------------------------------
Total Venezuela (Cost $1,393)                                        1,187
---------------------------------------------------------------------------

UNITED=STATES==0.2%========================================================
Common Stocks  0.2%
IMPSAT Fiber Networks *                                    2,900        46
---------------------------------------------------------------------------
StarMedia Network *                                       14,000       305
---------------------------------------------------------------------------
Total United States (Cost $460)                                        351
---------------------------------------------------------------------------

SHORT-TERM=INVESTMENTS==5.1%===============================================
Money Market Funds  5.1%
Reserve Investment Fund, 6.18% #                       9,295,352     9,295
---------------------------------------------------------------------------
Total Short-Term Investments (Cost $9,295)                           9,295

=Total=Investments=in=Securities
 99.3% of Net Assets (Cost $148,753)                              $181,630

 Other Assets Less Liabilities                                       1,202

 NET ASSETS                                                       $182,832

    *  Non-income producing
    #  Seven-day yield
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.65% of net assets.
  ADR  American depository receipt
  ADS  American depository share
  GDR  Global depository receipt
  GDS  Global depository share
  HKD  Hong Kong dollar
  USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
Unaudited                                                        April 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                                 In thousands
  ASSETS
  ------
  Investments in securities, at value (cost $148,753)             $    181,630
  Securities lending collateral                                         21,034
  Other assets                                                           2,841
--------------------------------------------------------------------------------
  Total assets                                                         205,505
--------------------------------------------------------------------------------
  LIABILITIES
  -----------
  Obligation to return securities lending collateral                    21,034
  Other liabilities                                                      1,639
--------------------------------------------------------------------------------
  Total liabilities                                                     22,673
--------------------------------------------------------------------------------
  NET ASSETS                                                      $    182,832
================================================================================
  Net Assets Consist of:
  Accumulated net investment income - net of distributions        $        123
  Accumulated net realized gain/loss - net of distributions            (12,628)
  Net unrealized gain (loss)                                            32,288
  Paid-in-capital applicable to 12,333,707 shares of
  $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the Corporation authorized                   163,049
--------------------------------------------------------------------------------
  NET ASSETS                                                      $    182,832
================================================================================
  NET ASSET VALUE PER SHARE                                       $      14.82

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------                             Unaudited
STATEMENT OF OPERATIONS
-----------------------                                            In thousands
                                                                      6 Months
                                                                         Ended
                                                                       4/30/00
  Investment Income (Loss)
  Income
   Dividend (net of foreign taxes of $108)                        $      1,017
   Interest (net of foreign taxes of $1)                                   325
   Securities lending                                                       60
-------------------------------------------------------------------------------
   Total income                                                          1,402
-------------------------------------------------------------------------------
  Expenses
   Investment management                                                   917
   Shareholder servicing                                                   221
   Custody and accounting                                                   91
   Legal and audit                                                          21
   Prospectus and shareholder reports                                       13
   Registration                                                             11
   Directors                                                                 3
   Miscellaneous                                                             2
-------------------------------------------------------------------------------
   Total expenses                                                        1,279
-------------------------------------------------------------------------------
  Net investment income (loss)                                             123
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities (net of foreign taxes of $1,046)                          10,723
   Foreign currency transactions                                          (111)
-------------------------------------------------------------------------------
   Net realized gain (loss)                                             10,612
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss
   Securities (net of deferred foreign taxes of $121)                   23,242
   Other assets and liabilities
   denominated in foreign currencies                                         4
-------------------------------------------------------------------------------
   Change in net unrealized gain or loss                                23,246
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                               33,858
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     33,981

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------                             Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                             In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                        4/30/00       10/31/99
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $      123    $      (124)
   Net realized gain (loss)                              10,612           (592)
   Change in net unrealized gain or loss                 23,246         29,048
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     33,981         28,332
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                      -           (352)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                           85,724         44,491
   Distributions reinvested                                   -            332
   Shares redeemed                                      (45,432)       (34,186)
   Redemption fees received                                 141             49
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    40,433         10,686
-------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                      74,414         38,666
  Beginning of period                                   108,418         69,752
-------------------------------------------------------------------------------
  End of period                                      $  182,832    $   108,418
===============================================================================
*Share information
   Shares sold                                            5,442          4,500
   Distributions reinvested                                   -             42
   Shares redeemed                                       (2,893)        (3,529)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding              2,549          1,013

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
Unaudited                                                        April 30, 2000

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995. The fund seeks long-term growth of capital by investing primarily in the common stocks of large and small companies located, or with primary operations, in emerging markets.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreig n exchange rates on realized and unrealized security gains and losses is refle cted as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 2000, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 2000, the value of loaned securities was $20,499,000; aggregate collateral consisted of $21,034,000 in the securities lending collateral pool and U.S. government securities valued at $173,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $72,040,000 and $39,684,000, respectively, for the six months ended April 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1999, the fund had capital loss carryforwards for federal income tax purposes of $23,125,000, of which $22,811,000 expires in 2006 and $314,000 expires in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $148,753,000. Net unrealized gain aggregated $32,877,000 at period-end, of which $44,570,000 related to appreciated investments and $11,693,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES
----------------------

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India. The tax on realized gains is withheld from sales proceeds. A deferred tax liability is accrued on net unrealized gains, which totaled $583,000 at April 30, 2000.

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Fleming). Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $168,000 was payable at April 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager was required to bear any expenses through October 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.75%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retiremen t accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $237,000 for the six months ended April 30, 2000, of which $44,000 was payable at period-end. Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International , Rowe Price-Fleming International. Spectrum International Fund held approximately 2.2% of the outstanding shares of the fund at April 30, 2 000. For the six months then ended, the fund was allocated $7,000 of Spectrum expenses, $1,000 of which was payable at period-end. The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2000, totaled $317,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $5,126,000 with certain affiliates of the manager and paid commissions of $17,000 related thereto.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street

Wellesley
COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.          F05-051  4/30/00